Phoenix-Engemann Funds
                       Phoenix-Engemann Global Growth Fund
        Supplement dated March 1, 1999 to Prospectus dated April 30, 1998


         On February 9, 1999, the Board of Trustees of Phoenix-Engemann Funds (the "Trust") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") relating to the proposed combination of the Phoenix-Engemann Global Growth Fund of the Trust and the Phoenix-Aberdeen Worldwide Opportunities Fund.

         Pursuant to the Agreement, the Global Growth Fund will transfer all or substantially all of its assets to the Worldwide Opportunities Fund in exchange for shares of the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of certain identified liabilities of the Global Growth Fund. Following the exchange, the Global Growth Fund will distribute the shares of the Worldwide Opportunities Fund to its shareholders pro rata, in liquidation of the Global Growth Fund. The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Global Growth Fund. It is currently anticipated that these matters will be submitted for a vote at a meeting of shareholders to be held in June 1999.



         Investors should retain this supplement with the prospectus for future reference.



PDP 2011GG (3/99)